UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
ACT OF 1934

Date of Report (Date of earliest event reported): April 24, 2020

COMMUNITY WEST BANCSHARES
(Exact name of registrant as specified in its charter)

California	000-23575	77-0446957
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

445 Pine Avenue, Goleta, California	93117
(Address of principal executive offices)	(Zip code)

(805) 692-5821
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock	CWBC	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 24, 2020, Paul S. Ulrich’s employment as Executive Vice President and Chief Credit Officer of Community West Bank (Bank), the subsidiary of Community West Bancshares (Company), was terminated under mutual agreement between Mr. Ulrich and the Bank, effective April 24, 2020.

The Company has appointed William F. Filippin as interim Chief Credit Officer effective April 24, 2020 and will discharge the position duties until a permanent replacement is named.  Mr. Filippin has been employed by the Company since June 1, 2015 as its Executive Vice President and Chief Banking Officer.  Mr. Filippin has over 29 years of bank credit and regulatory experience most recently with Heritage Oaks Bank (and Mission Community Bank until it was merged into Heritage Oaks Bank in February 2014) where he served as Market Area President from March 2012 to May 2015; Executive Vice President and Chief Credit Officer from August 2010 to March 2012; and Senior Vice President and Credit Administrator from April 2009 to August 2010.  Mr. Filippin holds degrees in Agriculture Business Management from Cal Poly San Luis Obispo and from The Graduate School of Banking at the University of Wisconsin-Madison.  There is no family relationship between Mr. Filippin and any director or executive officer of the Company.  Except for Mr. Filippin’s compensation arrangement with the Company, since June 1, 2015 and his Salary Continuation Agreement, dated September 28, 2018, there has been no transaction nor is there a proposed transaction in which the Company was or is to be a participant in which Mr. Filippin had or will have a direct or indirect material interest.  Mr. Filippin will serve in the role as Chief Credit Officer without any material modification in his compensation arrangement with the Company as the Executive Vice President and Chief Banking Officer.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 28, 2020

COMMUNITY WEST BANCSHARES

By:	/s/Susan C. Thompson

Susan C. Thompson
Executive Vice President and Chief Financial Officer